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                             MFS Equity Income Fund
                              MFS Core Growth Fund
                         MFS Special Opportunities Fund
                         MFS Convertible Securities Fund
                               MFS Blue Chip Fund
                             MFS New Discovery Fund
                         MFS Science and Technology Fund
                         MFS Research International Fund


                  Supplement to the January 1, 1997 Prospectus


         MFS Equity Income Fund and MFS New Discovery Fund (the "Funds") are now offered pursuant to separate Prospectuses each dated January 1, 1997 as revised November 1, 1997. Shares of these Funds are no longer offered for sale pursuant to the attached Prospectus and references to the Funds in the attached Prospectus should be disregarded. For a copy of the Funds' new Prospectuses, please contact the Shareholder Servicing Agent at 1-800-225-2606.


                The date of this Supplement is November 1, 1997.